UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 4, 2025

Date of Report (Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Circle

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2025, Socket Mobile, Inc. (the “Company”) held its virtual 2025 Annual Meeting of Stockholders for the following purposes:

Item 1 To elect six directors to serve until their respective successors are elected.

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy.

Item 3 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2025.

Only stockholders of record at the close of business on April 4, 2025, were entitled to notice of and to vote at the meeting. At the Record Date, 7,898,822 shares of Common Stock were issued and outstanding, in addition to 1,165,473 shares of restricted stocks that had been granted but had not yet vested. Each share of Common Stock and restricted stock was entitled to one vote. The Company had no other class of voting securities issued or outstanding, thus no other class had the right to vote at the meeting. A total of 6,175,270 shares or 68.1% of total shares were voted establishing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

Name	Votes For	Votes Withheld	Outcome
1. Charlie Bass	4,009,585	129,287	Elected
2. Kevin J. Mills	3,880,463	258,409	Elected
3. Bill Parnell	4,083,882	54,990	Elected
4. Ivan Lazarev	4,083,387	55,485	Elected
5. Lynn Zhao	3,879,755	259,117	Elected
6. Felix Marx	4,083,384	55,488	Elected

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy.

Votes For	Votes Against	Votes Abstained	Outcome
3,777,069	213,849	147,954	Approved with an affirmative vote of 91.3% of votes cast

Item 3. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2025

Votes For	Votes Against	Votes Abstained	Outcome
5,826,354	335,821	13,095	Approved with an affirmative vote of 94.3% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer

Date: June 4, 2025